Exhibit 99.2

BOARD RESOLUTION OF REMSLEEP HOLDINGS, INC. (OTC: RMSL)

ADOPTED ON JUNE 1, 2026

The undersigned, being all the directors of RemSleep Holdings, Inc. (OTC RMSL), hereby sign the following amended resolutions:

RESOLVED THAT:

1.	The board accepts the appointment of:

Peter Downey – President

2.	The board accepts the resignation of:

Sanja Pekovic on a position of a President.

3.	The company will submit new application to OTC Markets to inform them about the change.

4.	The Company will inform State and Transfer agent about this change.

RESOLVED FURTHER, that notwithstanding any other provision of these resolutions, the President shall not have the authority, acting alone, to issue or authorize the issuance of any shares of the corporation, withdraw, transfer, or otherwise remove funds from any bank account of the corporation, or take any action, execute any document, certificate, agreement, or instrument, or otherwise bind or act on behalf of REMSleep, unless such action has been reviewed and expressly approved in writing by both the Secretary and the Treasurer.

RESOLVED FURTHER, that this limitation applies solely to the President and shall not be construed to limit, restrict, or modify the authority of any other officer of the corporation, except as otherwise provided by the corporation’s Memorandum, By-Laws, Articles of Incorporation, applicable law, or other duly adopted resolutions.

RESOLVED FURTHER, that the Chairman shall retain authority, power, and control with respect to the corporation’s preferred shares, including any rights, approvals, consents, voting control, designation, issuance, transfer, conversion, amendment, or other actions relating to such preferred shares, subject to the corporation’s Memorandum, By-Laws, Articles of Incorporation, applicable law, and any other duly adopted resolutions.

RESOLVED FURTHER, that any actions taken by the President prior to the date of the foregoing resolutions are hereby ratified, confirmed, and approved only to the extent that such actions were properly authorized and within the authority conferred by the corporation’s Memorandum, By-Laws, Articles of Incorporation, applicable law, and these resolutions.

Board Resolution

/s/ Sanja Pekovic
Sanja Pekovic –CEO	Date: June 1, 2026

/s/ Peter Downey
Peter Downey, President	Date: June 1, 2026

Board Resolution

BOARD RESOLUTION OF REMSLEEP HOLDINGS, INC.APPOINTING OFFICERS

DULY PASSED ON June 1, 2026

APPOINTMENT OF OFFICERS

RESOLVED, that the following persons are elected to the office(s) indicated next to their names to serve until their successor(s) shall be duly elected, unless he or she resigns, is removed from office or is otherwise disqualified from serving as an officer of this corporation, to take their respective office(s) immediately upon such appointment:

Officer	Name
President	Peter Downey

RESOLVED FURTHER, that notwithstanding any other provision of these resolutions, the President shall not have the authority, acting alone, to issue or authorize the issuance of any shares of the corporation, withdraw, transfer, or otherwise remove funds from any bank account of the corporation, or take any action, execute any document, certificate, agreement, or instrument, or otherwise bind or act on behalf of REMSleep, unless such action has been reviewed and expressly approved in writing by both the Secretary and the Treasurer.

RESOLVED FURTHER, that this limitation applies solely to the President and shall not be construed to limit, restrict, or modify the authority of any other officer of the corporation except as otherwise provided by the corporation’s Memorandum, By-Laws, Articles of Incorporation, applicable law, or other duly adopted resolutions.

RESOLVED FURTHER, that any actions taken by the President prior to the date of the foregoing resolutions are hereby ratified, confirmed, and approved only to the extent that such actions were properly authorized and within the authority conferred by the corporation’s Memorandum, By-Laws, Articles of Incorporation, applicable law, and these resolutions.

It is hereby certified by the undersigned that the foregoing resolutions were duly passed by the Board of Directors of the above-named Company on the June 1, 2026, in accordance with the Memorandum, By-Laws, and Articles of Incorporation of the Company, and the laws and by-laws governing the Company, and that said resolutions have been duly recorded in the Minute Book and are in full force and effect.

/s/ Sanja Pekovic
Sanja Pekovic – leaving President

/s/ Peter Downey
Peter Downey – incoming President

Board Resolution	Page 1 of 1